FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2015

GREENFLAG VENTURES INC.
(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-54082	837632058
(state or other jurisdiction of incorporation)	(Commission File Number)	(Business Identification Number)

804-750 WEST PENDER STREET, VANCOUVER, B.C, CANADA	V6C 2T7
(address of principal executive offices)	(Postal/zip code)

778-654-3221
(registrant’s telephone number, including area code)

WTTJ CORP
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

FOR CLARIFICATION PURPOSES

The Company’s SIC code is still established as “7370”.

The Company’s current ISIN number is CA39525W1032

The Company’s current CUSIP number is 39525w103

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFLAG VENTURES, INC.

Dated: September 15, 2015	/s/RICHARD DIBIASE
RICHARD DIBIASE
Chief Executive Officer